UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report May 17, 2013

Commission File Number 000-27261

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On May 13, 2013, the stockholders of CH2M HILL Companies, Ltd. approved an Amendment to the CH2M HILL Certificate of Incorporation (the “Amendment”) to classify the CH2M HILL Board of Directors into three classes of directors each with a staggered three-year term of office, along with other amendments as set forth in CH2M HILL’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 18, 2013.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 of Form 8-K regarding the Amendment is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 3.1                                                                  Certificate of Amendment of Certificate of Incorporation of CH2M HILL Companies, Ltd. (filed as Appendix A to CH2M HILL’s Definitive Proxy Statement on March 18, 2013 (Commission File No. 000-27261), and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: May 17, 2013	By:	/s/ Michael A. Lucki
Michael A. Lucki

Its: Senior Vice President and Chief Financial Officer